Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	9,928.64
Total Transaction Valuation	64,850,692.40
Total Offset Amount	0.00
Net Fee	$ 9,928.64